                                                                                                             EXHIBIT 21
SUBSIDIARIES OF REGISTRANT

                                                                                                             % OF VOTING
                                                                                                              SECURITIES
                                                                                                            OWNED BY ITS
                                                                                 JURISDICTION OF               IMMEDIATE
NAME OF CORPORATION                                                                INCORPORATION                  PARENT  (1)
-------------------------------------------------------------------------------------------------------------------------
Starr                                                                                   Delaware                          (2)
SICO                                                                                      Panama                          (2)
  AIG (Registrant)(3)                                                                   Delaware                          (4)
   AICCO                                                                           New Hampshire                     100%
   AIG Asset Management Group, Inc.                                                     Delaware                     100%
   AIG Capital Partners, Inc.                                                           Delaware                     100%
   AIG Aviation, Inc.                                                                    Georgia                     100%
   AIG Capital Corp.                                                                    Delaware                     100%
   AIG Capital Management Corp.                                                         Delaware                     100%
   AIG Claim Services, Inc.                                                             Delaware                     100%
   AIG Consumer Finance, Inc.                                                           Delaware                     100%
   AIG Finance Holdings, Inc.                                                           New York                     100%
    SPC Credit Limited                                                                 Hong Kong                     100%
   AIG Financial Products Corp.                                                         Delaware                     100%
   AIG Funding, Inc.                                                                    Delaware                     100%
   AIG Global Investment Group, Inc.                                                    Delaware                     100%
   AIG Global Trade & Political Risk Insurance Company                                New Jersey                     100%
   AIG Life Insurance Company                                                           Delaware                    78.9% (5)
   AIG Life Insurance Company of Canada                                                   Canada                     100%
   AIG Life Insurance Company of Puerto Rico                                         Puerto Rico                     100%
   AIG Marketing, Inc.                                                                  Delaware                     100%
   AIG Private Bank Ltd.                                                             Switzerland                     100%
   AIG Risk Management, Inc.                                                            New York                     100%
   AIG Trading Group Inc.                                                               Delaware                      80%
   AIU Insurance Company                                                                New York                      52% (6)
   AIU North America, Inc.                                                              New York                     100%
   American Home                                                                        New York                     100%
    AIG Hawaii Insurance Company, Inc.                                                    Hawaii                     100%
    American International Insurance Company                                            New York                     100%
     American International Insurance Company of California, Inc.                     California                     100%
     American International Insurance Company of New Jersey                           New Jersey                     100%
     Minnesota Insurance Company                                                       Minnesota                     100%
    Transatlantic Holdings, Inc.                                                        Delaware                   33.98% (7)
   American International Group Data Center, Inc.                                  New Hampshire                     100%
   American International Life Assurance Company of New York                            New York                   77.52% (8)
   American International Reinsurance Company Limited                                    Bermuda                     100%
    AIA                                                                                Hong Kong                     100%
     Australian American Assurance Company Limited                                     Australia                     100%
   American International Assurance Company (Bermuda) Limited                            Bermuda                     100%
   Nan Shan Life Insurance Company, Ltd.                                                  Taiwan                   94.12%
   American International Underwriters Corporation                                      New York                     100%
AIUO                                                                                     Bermuda                     100%
   AIG Europe (Ireland) Ltd.                                                             Ireland                     100%
   Universal Insurance Co., Ltd.                                                        Thailand                     100%
   Interamericana Compania de Seguros Gerais (Brazil)                                     Brazil                     100%
   La Seguridad de Centroamerica, Compania de Seguros, Sociedad Anonima                Guatemala                     100%
   American International Insurance Company of Puerto Rico                           Puerto Rico                     100%
   La Interamerica Compania de Seguros Generales S.A.                                   Colombia                     100%
   American International Underwriters G.m.b.H.                                          Germany                     100%
   Underwriters Adjustment Company, Inc.                                                  Panama                     100%

SUBSIDIARIES OF REGISTRANT--(continued)

                                                                                                              % OF VOTING
                                                                                                               SECURITIES
                                                                                                             OWNED BY ITS
                                                                                 JURISDICTION OF                IMMEDIATE
NAME OF CORPORATION                                                                INCORPORATION                   PARENT (1)
-------------------------------------------------------------------------------------------------------------------------
   American Life Insurance Company                                                      Delaware                     100%
    AIG Brasil Holding Ltd.                                                               Brazil                    73.6% (9)
    Kenya American Insurance Company Limited                                               Kenya                     100%
    ALICO                                                                                 France                      89%
   American Security Life Insurance Company, Ltd.                                    Switzerland                    99.8%
   Birmingham Fire Insurance Company of Pennsylvania                                Pennsylvania                     100%
   China America Insurance Company, Ltd.                                                Delaware                      50%
   Commerce and Industry Insurance Company                                              New York                     100%
   Commerce and Industry Insurance Company of Canada                                     Ontario                     100%
   Delaware American Life Insurance Company                                             Delaware                     100%
   Hawaii Insurance Consultants, Ltd.                                                     Hawaii                     100%
   Imperial Premium Finance, Inc.                                                       Delaware                     100%
   The Insurance Company of the State of Pennsylvania                               Pennsylvania                     100%
   Landmark Insurance Company                                                         California                     100%
   Le Metropolitana de Seguros, C. por A.                                     Dominican Republic                     100%
   Mt. Mansfield Company, Inc.                                                           Vermont                     100%
   National Union                                                                   Pennsylvania                     100%
    American International Specialty Lines Insurance Company                              Alaska                      70% (10)
    International Lease Finance Corporation                                           California                     100%
    Lexington                                                                           Delaware                      70% (10)
     JI Accident & Fire Insurance Co. Ltd.                                                 Japan                      50%
    National Union Fire Insurance Company of Louisiana                                 Louisiana                     100%
NHIG Holding Corp.                                                                      Delaware                     100%
   Audubon Insurance Company                                                           Louisiana                     100%
    Audubon Indemnity Company                                                        Mississippi                     100%
    Agency Management Corporation                                                      Louisiana                     100%
     The Gulf Agency, Inc.                                                               Alabama                     100%
   New Hampshire                                                                    Pennsylvania                     100%
    AIG Europe, S.A.                                                                      France                     (11)
    A.I. Network Corporation                                                       New Hampshire                     100%
     Marketpac International, Inc.                                                      Delaware                     100%
    American International Pacific Insurance Company                                    Colorado                     100%
    American International South Insurance Company                                  Pennsylvania                     100%
    Granite State Insurance Company                                                 Pennsylvania                     100%
    New Hampshire Indemnity Company, Inc.                                           Pennsylvania                     100%
    AIG National Insurance Company, Inc.                                                New York                     100%
    Illinois National Insurance Co.                                                     Illinois                     100%
    New Hampshire Insurance Services, Inc.                                         New Hampshire                     100%
PHILAM                                                                               Philippines                      99%
   Pacific Union Assurance Company                                                    California                     100%
   The Philippine American General Insurance Company, Inc.                           Philippines                     100%
    Philam Insurance Company, Inc.                                                   Philippines                     100%
    The Philippine American Assurance Company, Inc.                                  Philippines                      25%
Pine Street Real Estate Holdings Corp.                                             New Hampshire                          (12)
   American International Realty Corp.                                                  Delaware                     100%

SUBSIDIARIES OF REGISTRANT--(continued)

                                                                                                             % OF VOTING
                                                                                                              SECURITIES
                                                                                                            OWNED BY ITS
                                                                                 JURISDICTION OF               IMMEDIATE
NAME OF CORPORATION                                                                INCORPORATION                   PARENT (1)
-------------------------------------------------------------------------------------------------------------------------
Risk Specialist Companies, Inc.                                                         Delaware                     100%
SunAmerica Inc.                                                                         Delaware                     100%
  Anchor National Life Insurance Company                                                 Arizona                     100%
  CalAmerica Life Insurance Company                                                   California                     100%
   First SunAmerica Life Insurance Company                                              New York                     100%
   Resources Trust Company                                                              Colorado                     100%
   SunAmerica Asset Management Corp.                                                    Delaware                     100%
   SunAmerica Life Insurance Company                                                     Arizona                     100%
   SunAmerica National Life Insurance Company                                            Arizona                     100%
20th Century Industries                                                               California                      58%
   20th Century Insurance Company                                                     California                     100%
   21st Century Insurance Company                                                     California                     100%
20th Century Insurance Company of Arizona                                                Arizona                      51% (13)
UGC                                                                               North Carolina                   36.31% (14)
   United Guaranty Insurance Company                                              North Carolina                     100%
   United Guaranty Mortgage Insurance Company                                     North Carolina                     100%
   United Guaranty Mortgage Insurance Company of North Carolina                   North Carolina                     100%
   United Guaranty Residential Insurance Company of North Carolina                North Carolina                     100%
   United Guaranty Residential Insurance Company                                  North Carolina                      75% (15)
    United Guaranty Commercial Insurance Company of North Carolina                North Carolina                     100%
    United Guaranty Commercial Insurance Company                                  North Carolina                     100%
    United Guaranty Credit Insurance Company                                      North Carolina                     100%
    United Guaranty Services, Inc.                                                North Carolina                     100%
==========================================================================================================================

(1)  Percentages include directors' qualifying shares.
(2) The directors and executive officers of AIG as a group own 79.50 percent of the voting common stock of Starr and 75 percent of the voting stock of SICO. Six of the directors of AIG also serve as directors of Starr and SICO.
(3) All subsidiaries listed are consolidated in the accompanying financial statements. Certain subsidiaries have been omitted from the tabulation. The omitted subsidiaries, when considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary.
(4)  The common stock is owned 13.7 percent by SICO, 2.0 percent by Starr and
     2.9 percent by The Starr Foundation.
(5)  Also owned 21.1 percent by Commerce & Industry Insurance Company.
(6) Also owned 8 percent by The Insurance Company of the State of Pennsylvania, 32 percent by National Union, and 8 percent by Birmingham.
(7)  Also owned 21.1 percent by American International Group, Inc.
(8)  Also owned 22.48 percent by American Home.
(9)  Also owned 26.4 percent by American International Group, Inc.
(10) Also owned 20 percent by The Insurance Company of the State of Pennsylvania and 10 percent by Birmingham.
(11) 100 percent to be held with other AIG companies.
(12) Owned by 13 AIG subsidiaries.
(13) Also owned 49 percent by 20th Century Industries.
(14) Also owned 45.88 percent by National Union, 16.95 percent by New Hampshire and 0.86 percent by The Insurance Company of the State of Pennsylvania.
(15) Also owned 25 percent by United Guaranty Residential Insurance Company of North Carolina.